EXHIBIT 10.7

NAME OF SUBSCRIBER:  _________________

DIVINE SKIN, INC.

(a Florida Corporation)

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is being delivered to you in connection with your investment in Divine Skin, Inc. (the “Company”).  The Company is conducting a private placement (the “Private Placement”) of Units (the “Units”) containing 2,000 shares of the Company’s common stock.  With respect to Units sold by the Company, the Company may pay fees (provided such fees may lawfully be paid) to any finders or selling agents who assist it in the sale of Units.  The purchase price is $500 per Unit.  The minimum subscription is one Unit or $500, although the Company reserves the right to accept subscriptions for lesser amounts.  All subscriptions received will be immediately available to the Company.  There is no minimum offering.

1.

SUBSCRIPTION AND PURCHASE PRICE

(a)

Subscription.  The undersigned hereby irrevocably subscribes for and agrees to purchase that number of Units indicated on page 10 hereof on the terms and conditions described herein.  The Company may reject any subscription, in whole or in part, in its sole and absolute discretion.  Additionally, the Company may, in its sole and absolute discretion, accept subscriptions for the purchase of fractional Units.

(b)

Purchase of Securities.  The undersigned understands and acknowledges that the purchase price to be remitted to the Company in exchange for the Unit(s) shall be $500 per Unit, for an aggregate purchase price of $500 multiplied by the number of Units subscribed for (the “Aggregate Purchase Price”), subject to the Company’s discretion to accept subscriptions for a fractional Unit.  Payment of the Aggregate Purchase Price shall be made by the undersigned, by: (1) certified or bank check made payable to “Divine Skin, Inc.” or (2) wire transfer of immediately available funds, contemporaneously with the execution and delivery of the Subscription Agreement, to Divine Skin, Inc., pursuant to the wire instructions attached hereto, or (3) a combination of (1) and (2) above.

2.

ACCEPTANCE AND CLOSING PROCEDURES

(a)

Acceptance or Rejection.

The undersigned understands and agrees that this subscription may be accepted or rejected by the Company, in whole or in part, in its sole and absolute discretion, and if accepted, the Units, including the shares of common stock (the “Common Stock”), purchased pursuant hereto will be issued only in the name of the undersigned as specified on the signature page of this Agreement.

In the event of rejection of the Subscription Agreement by the Company, or if the sale of the Units is not consummated for any reason, this Subscription Agreement and any other agreement entered into between the undersigned, the Company or any finder or other selling agent relating to this subscription shall thereafter have no force or effect, and Company shall promptly return or cause to be returned to the undersigned the purchase price, without interest thereon or deduction therefrom.

(b)

Closings.

Closings may be held from time to time by the Company and at such closings proceeds shall be made immediately available to the Company.

3.

INVESTOR’S REPRESENTATIONS AND WARRANTIES

The undersigned makes the following agreements, representations, declarations, acknowledgments and warranties to the Company and any finders, selling agents or other person who assists the Company in making sales of Units with the intent that they be relied upon in determining the undersigned’s suitability as a purchaser of the Units:

(a)

The undersigned has full power and authority to enter into this Subscription Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Subscription Agreement constitutes a valid and legally binding obligation of the undersigned.

(b)

The undersigned acknowledges that the offering and sale of the Units is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) and/or 4(6) of the Securities Act and the provisions of Regulation D and Regulation S promulgated thereunder.  In furtherance thereof, the undersigned represents and warrants as follows:

(i)

The undersigned realizes that the basis for the exemption from registration may not be available if, notwithstanding the undersigned’s representations contained herein, the undersigned is merely acquiring the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The undersigned does not have any such intention;

(ii)

The undersigned is acquiring the Unit(s) solely for the undersigned’s own beneficial account, for investment purposes, and not with view to, or resale in connection with, any distribution of the securities comprising the Units, including the Common Stock;

(iii)

The undersigned has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge all or any part of the Units (including the Common Stock) for which the undersigned hereby subscribes, and the undersigned has no present plans or intentions to enter into any such contract, undertaking or arrangement;

(iv)

The undersigned has the financial ability to bear the economic risk of the undersigned’s investment, has adequate means for providing for the undersigned’s current needs and contingencies, and has no need for liquidity with respect to the undersigned’s investment in the Company;

(v)

_______________________ Purchaser Representative: if none, so state] has acted as the undersigned’s Purchaser Representative for purposes of the private placement exemption under the Securities Act.  If the undersigned has appointed a Purchaser Representative (which term is used herein with the same meaning as given in Rule 501(h) of Regulation D), the undersigned has been advised by such Purchaser Representative as to the merits and risks of an investment in the Company in general, and the suitability of an investment in the Units for the undersigned in particular; and

(vi)

The undersigned (together with the undersigned’s Purchaser Representative(s), if any) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units.  If other than an individual, the undersigned also represents it has not been organized for the purpose of acquiring the Units.

(c)

The information in the Investor Questionnaire completed and executed by the undersigned (the “Investor Questionnaire”) is accurate and true in all respects, and the undersigned is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D.

(d)

The undersigned (and the undersigned’s Purchaser Representative, if any) has been furnished with a copy of the Company’s Form 10 Registration Statement, as amended, as filed with the Securities and Exchange Commission (the “SEC”), together with all other reports filed by the Company with the SEC (as such documents may be amended or supplemented, the “SEC Documents”), relating to the private placement by the Company of the Units.  The undersigned acknowledges that the Company has made available to the undersigned (and the undersigned’s Purchaser Representative, if any) or provided the undersigned (and/or the undersigned’s Purchaser Representative, if any) the opportunity to review all documents pertaining to the investment opportunity described in the SEC Documents and this Subscription Agreement, and has allowed the undersigned (and the undersigned’s Purchaser Representative, if any) an opportunity to ask questions and receive answers thereto and to verify and clarify any information contained in the SEC Documents, this Subscription Agreement or related documents.  The undersigned further acknowledges that the undersigned has received all information concerning the Company, the Company’s business, and all other information necessary for the undersigned to invest in the Company.

(e)

The undersigned is not relying on the Company or any finder or selling agent with respect to economic considerations involved in this investment.  The undersigned has relied on the advice of, or has consulted with only the person(s), if any, named as Purchaser Representative(s) herein.  Each Purchaser Representative, if any, is capable of evaluating the merits and risks of an investment in the Units as such are described in the SEC Documents, and each Purchaser Representative, if any, has disclosed to the undersigned in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the undersigned, the Company, or any finder or selling agent engaged to sell Units.

(f)

The undersigned represents, warrants and agrees that he will not sell or otherwise transfer the Common Stock without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the undersigned must bear the economic risk of the purchase of Units because, among other reasons, the Common Stock has not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the undersigned is aware that shares of Common Stock are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.  The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the securities on the undersigned’s behalf or to assist the undersigned in complying with any exemption from registration under the Securities Act or applicable state securities laws.  The undersigned understands that any sales or transfers of Common Stock are further restricted by state securities laws and the provisions of this Agreement.

(g)

No representations or warranties have been made to the undersigned by the Company or any other finder or selling agent engaged to sell Units, or any of their respective officers, employees, agents, affiliates or subsidiaries, other than any representations contained herein and in the SEC Documents, and in subscribing for Units the undersigned is not relying upon any representations other than any contained herein or in the SEC Documents.

(h)

The undersigned understands and acknowledges that the undersigned’s purchase of the Units is a speculative investment that involves a high degree of risk and the potential loss of the undersigned’s entire investment in the Units.  The undersigned is able to bear the loss of the undersigned’s entire investment in the Units.

(i)

The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth, and an investment in the Units will not cause such overall commitment to become excessive.

(j)

The undersigned understands and agrees that the certificates for the Common Stock shall bear substantially the following legend until (i) such securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective, or (ii) in the opinion of counsel for the Company, such securities may be sold without registration under the Securities Act as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL

SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(k)

For Foreign Investors Only.  If the undersigned is a foreign (non-U.S.) investor, the undersigned represents and warrants:

(i)

Neither the undersigned nor any person or entity for whom the undersigned is acting as fiduciary is a U.S. Person.  A U.S. Person means any one of the following:

(1)

any natural person resident in the United States of America;

(2)

any partnership or corporation organized or incorporated under the laws of the United States;

(3)

any estate of which any executor or administrator is a U.S. Person;

(4)

any trust of which any trustee is a U.S. Person;

(5)

any agency or branch of a foreign entity located in the United States;

(6)

any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(7)

any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

(8)

any partnership or corporation if:

a.

organized or incorporated under the laws of any foreign jurisdiction; and

b.

formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(ii)

At the time the agreement to purchase was originated, the undersigned was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement.  No offer to purchase Units was made in the United States.

(iii)

The undersigned is purchasing the Units for its own account or for the account of beneficiaries for whom the undersigned has full investment discretion with respect to the Units and from whom the undersigned has full authority to bind so that each such beneficiary is bound hereby as if such beneficiary were a direct investor hereunder and all representations, warranties and agreements herein were made directly by such beneficiary.  The undersigned is not purchasing the Units on behalf of any

U.S. Person and the sale has not been prearranged with a purchaser in the United States.

(iv)

All subsequent offers and sales of the Units (including the Common Stock, will be made (a) outside the United States in compliance with Rule 903 or Rule 904 of Regulation S, (b) pursuant to registration of the Units under the Securities Act, or (c) pursuant to an exemption from such registration.

(l)

The foregoing representations, warranties, and agreements shall survive the Closing.

4.

THE COMPANY’S REPRESENTATIONS AND WARRANTIES

The Company hereby acknowledges, agrees with and represents and warrants to the undersigned, as follows:

(a)

The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

(b)

The Common Stock, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable.

(c)

Neither the execution and delivery nor the performance of this Agreement by the Company will conflict with the Company’s Articles of Incorporation, as amended, or Bylaws, or result in a breach of any terms or provisions of, or constitute a default under, any material contract, agreement or instrument to which the Company is a party or by which the Company is bound.

(d)

The information contained in the SEC Documents is true and correct in all material respects as of its date.

5.

INDEMNITY

The undersigned agrees to indemnify and hold harmless the Company and any other finder or selling agent assisting in the sale of Units and their respective officers and directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the undersigned, or the undersigned’s breach of, or failure to comply with, any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any of the foregoing in connection with this transaction.

6.

LEGENDS

FOR ALL INVESTORS:

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THE UNITS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE SEC DOCUMENTS OR ANY OTHER DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR FOREIGN INVESTORS ONLY:

THE SECURITIES BEING OFFERED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”) AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS HEREINAFTER DEFINED) UNLESS THE SECURITIES ARE REGISTERED UNDER THE 1933 ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT IS AVAILABLE.  HEDGING TRANSACTIONS IN THESE SECURITIES MAY NOT BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE 1933 ACT.

FOR FLORIDA RESIDENTS ONLY:

EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN HAS THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE BUSINESS DAYS AFTER THE EXECUTION OF THE SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER.  WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON.  TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS AGREEMENT INDICATING HIS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SET AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY.  IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED.  IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

7.

MISCELLANEOUS PROVISIONS

(a)

Modification.  Neither this Agreement nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(b)

Notices.  Any party may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, fax or ordinary mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient.  Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

(c)

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d)

Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns.  If the undersigned is more than one person or entity, the obligation of the  undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.

(e)

Assignability.  This Agreement is not transferable or assignable by the undersigned.  This Agreement shall be transferable or assignable by the Company.

(f)

Enforcement.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflicts of law principles.  Any action with respect to the subject matter of this Agreement otherwise related to the undersigned’s investment in or ownership of the Company shall be litigated in the state or federal courts situated in Miami-Dade County, Florida, to which jurisdiction and venue all parties consent; any such action shall be by bench trial, with each party waiving its right to trial by jury to adjudicate the matter.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

The undersigned hereby subscribes for the Units in the amount indicated below, acknowledges that the information contained in the Investor Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part.

The undersigned desires to purchase __________________ (insert number) Units at $500 per Unit for a total purchase price of $_________________ (number of Units x $500).  The undersigned will pay the purchase price of the Units by (check one):

________	delivering a certified or bank check payable to “Divine Skin, Inc.”, together with this Subscription Agreement and the Investor Questionnaire.
________	sending by wire transfer the purchase price of the Units to the Company contemporaneously with signing and delivering this Subscription Agreement and the Investor Questionnaire.
________	a combination of those listed above. If the undersigned checks this method of payment, please describe below, the methods elected:

Manner in which title to the Units is to be held (check one):

__ Individual	__ Partnership
__ Tenants by the Entireties*	__ Limited Liability Partnership
__ Joint Tenants with Rights of Survivorship*	__ Corporation
__ Community Property*	__ Uniform Gift to Minors Act State: _________________________ Custodian’s Name: ______________ Minor’s Name: __________________
__ Tenants in Common*	__ Trust/Date of Trust __________________
__ Individual Retirement Account(IRA)*	__ Limited Liability Company
__ Keogh Plan	__ Pension Plan/Name: ________________
*Two signatures required.

INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE 10.

SUBSCRIBERS THAT ARE ENTITIES MUST COMPLETE PAGE 11.

SIGNATURE PAGE FOR INDIVIDUAL SUBSCRIBERS

This Subscription Agreement is dated as of this _________ day of _______________, 2009 at (city) _____________________, (state) _______________.

_____________________________________________________________________________ Exact Name in Which Title is to be Held (Please Print)
________________________________ Name (Please Print)	________________________________ Name of Additional Purchaser
________________________________ Address of Principal Residence	________________________________ Address of Additional Purchaser
________________________________ City, State and Zip Code	________________________________ City, State and Zip Code
________________________________ Country	________________________________ Country
________________________________ Social Security Number	________________________________ Social Security Number
________________________________ Telephone Number	________________________________ Telephone Number
________________________________ Fax Number (if available)	________________________________ Fax Number (if available)
________________________________ E-Mail (if available)	________________________________ E-Mail (if available)
________________________________ (Signature)	________________________________ (Signature of Additional Purchaser)

ACCEPTANCE

This Subscription Agreement is accepted as of this __________ day of _________________, 2009 for the purchase of __________ Units.

DIVINE SKIN, INC.

By: ________________________________

Its: ________________________________

SIGNATURE PAGE FOR SUBSCRIBERS THAT ARE ENTITIES

(Corporation, Partnership, Trust, Etc.)

This Subscription Agreement is dated as of this _________ day of _______________, 2009 at (city) _____________________, (state) _______________.

____________________________________________________________________________ Name of Entity in Which Title is to be Held (Please Print)
Date of Incorporation or Organization: _____________________________________________
State of Principal Office: ________________________________________________________

Federal Taxpayer Identification Number: ___________________________________________

____________________________________________

Principal Address

____________________________________________

City, State and Zip Code

____________________________________________

Country

____________________________________________

Telephone Number

____________________________________________

Fax Number (if available)

____________________________________________

E-Mail (if available)

[seal]	By: ________________________________ Name: Title:
Attest: _______________________________ (If Entity is a Corporation)	_________________________________
_________________________________ Address

ACCEPTANCE

This Subscription Agreement is accepted as of this __________ day of _________________, 2009 for the purchase of __________ Units.

Divine Skin, Inc.

By: ________________________________

Its: ________________________________

INVESTOR QUESTIONNAIRE

PART I:

INFORMATION TO BE PROVIDED BY ALL INVESTORS.

A.

Name of Purchaser: ___________________________________________________

B.

Accreditation.  Check all boxes which correctly describe you:

_____

You are a natural person whose individual net worth, or joint net worth with your spouse, at the time of purchase, exceeds $1,000,000.

_____

You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

_____

You are a director or officer of the Company.

_____

You have total assets in excess of $5,000,000 and were not formed for the specific purpose of acquiring the Units offered and are any of the following: a corporation, a partnership, a Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code.

_____

You are a bank or savings and loan association or other institution acting in your individual or fiduciary capacity.

_____

You are a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

_____

You are an insurance company.

_____

You are an investment company or a business development company under the Investment Company Act of 1940.

_____

You are a private business development company under the Investment Advisers Act of 1940.

_____

You are a Small Business Investment Company licensed by the U.S. Small Business Administration under 301(c) or (d) of the Small Business Investment Act of 1958.

_____

You are a trust, not formed for the specific purpose of acquiring the Units offered, with total assets in excess of $5,000,000 and whose purchase is directed by a sophisticated person.

_____

You are an employee benefit plan whose investment decision is being made by a plan fiduciary, which is either a bank, savings and loan association, insurance company or registered investment adviser or an employee benefit plan whose total assets are in excess of $5,000,000 or a self-directed employee benefit plan whose investment decisions are made solely by persons that are “accredited investors” (i.e., they meet any of the standards listed above).

1

_____

You are an entity as to which all the equity owners (or, in the case of a trust, all of the income beneficiaries) are “accredited investors” (i.e., they meet the standards listed above).

_____

None of the above, but you are a “non-U.S. Person” as that term is defined in paragraph 5(l)(i) of the Subscription Agreement.

_____

None of the above.

C.

Provide Answers to the Following Questions:

1.

Are you directly or indirectly an affiliate or associate of any member firm of the Financial Industry Regulatory Authority (“FINRA”)?

Yes _____       No _____

An “affiliate” of a specified person is a person that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the specified person.

The term “associate” means (1) any corporation or organization (other than the Company or any majority-owned subsidiary) of which you are an officer or partner, or of which you are, directly or indirectly, the owner beneficially of 10% or more of any class of equity securities, (2) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar fiduciary capacity, or (3) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the Company or any of its subsidiaries.

If yes, please describe your affiliation or association:

2.

Have you made any subordinated loan to any member of the FINRA?

Yes _____       No _____

If yes, please set forth the details of the loan including the original amount(s), date(s), interest rate(s), other material terms, and amount(s) outstanding as of the date hereof.

2

PART II: INFORMATION TO BE PROVIDED BY INDIVIDUAL INVESTORS:

List the state in which you maintain your principal residence:

Occupation: ____________________________________________________________

Employer: ______________________________________________________________

If self-employed, provide the following information:

Name of business: _______________________________________________________

Length of time engaged in current business:  ______ years.

The current value of my liquid assets (cash, marketable securities, cash surrender value of my life insurance and other items easily convertible into cash) is sufficient to provide for my current needs and possible personal contingencies:

____ Yes

____ No

Education:

Year	School	Field of Study	Degree	Date Conferred

Please indicate the frequency of your investment in marketable securities, i.e., those where prices are quoted regularly on exchanges or the over-the-counter market:

_____ often

_____ occasionally

_____ seldom    ____ never

Do you consider yourself to be an experienced and sophisticated investor?

____ Yes

____ No

Do you alone, or with your Purchaser Representative, have such knowledge and experience in financial and business matters that you are capable of evaluating the risks and merits of this investment and feel that you can afford the loss of my entire investment in the Units?

____ Yes

____ No

3

PART III: INFORMATION TO BE PROVIDED BY INVESTORS OTHER THAN INDIVIDUALS

Identify type of entity (corporation, trust, limited liability company, partnership or other entity):

 ___________________________________________________________________________

Identify jurisdiction under the laws of which the entity is organized:  ______________________

Identify jurisdiction when the entity was organized:  ___________________________________

Identify jurisdiction where your principal place of business is located: _____________________

Describe principal business conducted: ____________________________________________

(You may be asked to furnish a copy of a properly certified company resolution and organizational documents authorizing the investor to make an investment of this type.)

PART IV: SIGNATURE

The undersigned hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased Units.

___________________________________

Name of Purchaser  [please print]

___________________________________

Signature of Purchaser (Entities please

  provide signature of Purchaser's duly

  authorized signatory.)

___________________________________

Name of Signatory (Entities only)

___________________________________

Title of Signatory (Entities only)

___________________________________ Name of Co-Purchaser [please print] ___________________________________ Signature of Co-Purchaser

4